UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2022

BellRing Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39093	87-3296749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (314) 644-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BRBR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure

On November 21, 2022, BellRing Brands, Inc. (“BellRing”) issued a press release announcing an underwritten offering (the “Offering”) of shares of common stock of BellRing, par value $0.01 per share, by the Selling Stockholder (as defined below). As part of and subject to the completion of the Offering, BellRing expects to concurrently repurchase 925,000 shares out of the aggregate 4,597,339 shares of its common stock that are the subject of the Offering. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On November 21, 2022, BellRing entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among BellRing, the selling stockholder named therein (the “Selling Stockholder”), Post Holdings, Inc., and J.P. Morgan Securities LLC, as representative of the several underwriters named therein, relating to the Offering by the Selling Stockholder of 4,597,339 shares (the “Shares”) of BellRing’s common stock. The Offering was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-266656), filed on August 8, 2022. BellRing will not receive any proceeds from the Offering.

In addition, pursuant to the Underwriting Agreement, BellRing will repurchase from the underwriters 925,000 Shares at the price at which the underwriters have agreed to purchase the Shares from the Selling Stockholder in the Offering. The repurchase is subject to the completion of the Offering.

The offering of the Shares and the share repurchase are expected to close on November 25, 2022, subject to customary closing conditions.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 21, 2022, by and among BellRing Brands, Inc., the Selling Stockholder named therein, Post Holdings, Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters named therein

99.1	Press Release, dated November 21, 2022, announcing the Offering

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2022	BellRing Brands, Inc.
(Registrant)

	By:	/s/ Craig Rosenthal
	Name:	Craig Rosenthal
	Title:	Senior Vice President & General Counsel